UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 18, 2021, ESCO Technologies Inc. (the “Company”) notified KPMG LLP (“KPMG”) that it was being dismissed as the Company’s independent registered public accounting firm, effective upon completion of KPMG’s audit of the Company’s fiscal 2021 consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting as of September 30, 2021. On November 24, 2021 the Company filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission (“SEC”) to report the dismissal and the Company’s appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K to update the disclosures provided in the Form 8-K. Except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

The Company filed its Annual Report on Form 10-K for the year ended September 30, 2021 with the SEC on November 29, 2021. Effective upon such filing, KPMG’s audit of the Company’s consolidated financial statements for the year ended September 30, 2021 and the effectiveness of the Company’s internal control over financial reporting as of September 30, 2021 were completed and its dismissal as the Company’s independent registered public accounting firm became effective.

The audit reports of KPMG on the consolidated financial statements as of and for the years ended September 30, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report dated November 30, 2020 contained the below separate paragraph:

•	As discussed in Note 1 of the consolidated financial statements, the Company has changed its method of accounting for leases as of October 1, 2019 due to the adoption of ASU No. 2016-02, Leases (ASC Topic 842) and method of accounting for revenue contracts with customers as of October 1, 2018 due to the adoption of ASU No. 2014-09, Revenue with Contracts with Customers (ASC Topic 606).

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report dated November 29, 2021 indicates that:

•	The Company did not maintain effective internal control over financial reporting as of September 30, 2021 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states that a material weakness related to an ineffective risk assessment process resulted in the ineffective design of certain controls over revenue recognition, and the accumulation of inventory costs and the determination of inventory carrying values at a reporting unit has been identified.

•	The Company acquired I.S.A. – Altanova Group (“Altanova”) on July 29, 2021, and the assets of Phenix Technologies (“Phenix”) on August 9, 2021, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2021, Altanova’s and Phenix’s internal control over financial reporting associated with total assets representing 12.2 percent of consolidated assets, and total sales representing 0.6 percent of consolidated net sales, included in the consolidated financial statements of ESCO Technologies Inc. and subsidiaries as of and for the year ended September 30, 2021. KPMG’s audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Altanova and Phenix.

During the two fiscal years ended September 30, 2021, and the subsequent interim period through November 29, 2021, there were (i) no disagreements between the Company and KPMG within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K with the exception of the material weakness described above.

The Company provided KPMG with a copy of the disclosures it is making in this Form 8-K/A and requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of KPMG’s letter, dated December 3, 2021, is filed as Exhibit 16.1 to this Form 8-K/A.

(b) Appointment of New Independent Registered Public Accounting Firm.

During the two fiscal years ended September 30, 2021, and the subsequent interim period through November 29, 2021 neither the Company nor anyone acting on its behalf consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from KPMG LLP
104	Cover Page Inline Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021

ESCO TECHNOLOGIES INC.

By:	/s/Christopher L. Tucker
Christopher L. Tucker
Senior Vice President and Chief Financial Officer